Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Reporting Period: Petition Date to May 26, 2017

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Certification of Bank Account Reconciliation	MOR-la	X
Schedule of Professional Fees Paid	MOR-1b	X
Schedule of Bank Reconciliation	MOR-1c	X
Cash disbursements journals**
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Payroll Taxes	MOR-4	X
Detail of Payroll Taxes Withheld and Paid	MOR-4a	X
Summary of Unpaid Post petition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format that the Debtors believe is acceptable to the Office of the United States Trustee. The financial information provided in this Monthly Operating Report is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited and is not prepared in accordance with the general acceptable accounting principles of the United States.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Robert W. Zimmer	7/6/2017
Signature of Debtor	Date

/s/ Robert W. Zimmer	7/6/2017
Signature of Joint Debtor	Date

/s/ Robert W. Zimmer	7/6/2017
Signature of Authorized Individual*	Date

Robert W. Zimmer	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

**Copies of the bank statements and cash disbursements journals are not included with this Monthly Operating Report due to the voluminous nature of these reports and are available upon reasonable request in writing to counsel for the Debtors.

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Katy Industries, Inc., et. al .	Case No. 17-11101 (KJC)
Reporting Period: Petition Date to May 26, 2017

GENERAL NOTES

Description of the Chapter 11 Cases: On May 14, 2017 (the “Petition Date”), each of the Debtors filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are jointly administered for procedural purposes only under In re Katy Industries, Inc., et al. , Case No. 17-11101 (KJC) (Bankr. D. Del.) pursuant to an order entered by the Bankruptcy Court on May 16, 2017 [Dkt. No. 37]. On May 26, 2017, the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”) appointed seven members to the statutory committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code [Dkt. No. 75]. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1104(a) and 1108 of the Bankruptcy Code. Additional information about these chapter 11 cases, court filings, and claims information are available at the Debtors’ restructuring website: www.jndla.com/cases/katy.

Debtor in Possession Financial Statements: The financial statements and supplemental information contained in this Monthly Operating Report are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in chapter 11, requires that financials for periods after the filing of a chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that financial information could be subject to change that can be material. The Debtors, however, are not required to update this Monthly Operating Report to reflect more current facts or estimates, or upon the occurrences of future events, including if the facts, estimates, or assumptions upon which this Monthly Operating Report is based change. The information furnished in this Monthly Operating Report includes preliminary normal recurring adjustments.

There can be no assurance that the consolidated financial information presented in this Monthly Operating Report is complete, and readers are strongly cautioned not to place reliance on this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtors.

The results of operations contained in this Monthly Operating Report are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect operations, financial position, or cash flows of the Debtors in the future. The Debtors do not make any representation to any person regarding the Debtors’ future results.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee.

Fiscal Year: The Company operates and reports using a 4-4-5 fiscal year which always ends on December 31

Intercompany Transactions: Intercompany transactions between the Debtors and non-debtor affiliates have not been eliminated in the financial statement contained in this Monthly Operating Report. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Revenue Recognition: Revenue is recognized for all sales, including sales to distributors, at the time the products are shipped and title has transferred to the customer, provided that a purchase order has been received or a contract has been executed, there are no uncertainties regarding customer acceptances, the sale price is fixed and determinable and collection is deemed probable. The operating Debtors’ standard shipping terms are FOB shipping point. Sales are net of provisions for returns, discounts, customer allowances (such as volume rebates) and cooperative advertising allowances. The Debtors’ sales arrangements do not typically contain standard right of return provisions or limit returns at a certain percentage of sales price or margin; however, in certain instances where a product may be returned, the Debtors recognize revenue only if all of the following conditions are met: a) the sale price is substantially fixed or determinable at date of sale; b) buyer has either paid or is obligated to pay the seller and the obligation is not contingent on resale of the product; c) buyer’s obligation to seller would not be changed in the event of theft or physical destruction of the product; d) buyer has economic substance apart from the seller; e) seller does not have significant obligations for future performance to directly bring about the resale of product by the buyer; and f) the amount of future returns can be reasonably estimated (i.e., defective/wrong products). The Debtors record discounts, customer allowances and cooperative advertising allowances as reductions of revenue, provisions for which are estimated on a periodic basis based on historic experience.

Accounts Receivable and Allowance for Doubtful Accounts: Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Debtors do not require collateral to secure accounts receivable. The allowance for doubtful accounts is the Debtors’ best estimate of the amounts of probable credit losses in their existing accounts receivable. The Debtors determine the allowance, in part, based on its historical write-off experience. The Debtors review their allowance for doubtful accounts quarterly, which includes a review of past due balances over 30 days. All other balances are reviewed on a pooled basis by market distribution channels. Account balances are charged off against the allowance when the Debtors determine it is probable the receivable will not be recovered. The Debtors do not have any off-balance-sheet credit exposure related to its customers.

Inventories: Inventories are stated at the lower of (i) cost or (ii) market value, and reserves are established for excess and obsolete inventory in order to ensure proper valuation of inventories. Inventoried costs include materials, labor and overhead. Approximately 67% the Debtors’ inventories were accounted for using the last-in, first-out (“LIFO”) method of costing, while the remaining inventories were accounted for using the first-in, first-out (“FIFO”) method. Current cost, as determined using the FIFO method, exceeded LIFO cost by $3.0 million.

Liabilities: As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation, as the case may be. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time.

Reorganization Items: ASC 852 requires expenses and income directly associated with chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor in possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

LEGAL ENTITIES

		Continental
	Katy	Commercial			Cumulative
	Industries,	Products,	Fort Wayne		from the
	Inc	LLC	Plastics, Inc	Total	Petition Date
CASH BEGINNING OF MONTH	$—	$1,970,075	$34,898	$2,004,973	$2,004,973

RECEIPTS
COLLECTIONS OF ACCOUNTS RECEIVABLE	$—	$2,305,132	$240,421	$2,545,553	$2,545,553
DIP LOAN PROCEEDS	4,312,500		0	4,312,500	4,312,500
INTER-COMPANY CASH TRANSFERS	(1,275,000)	1,275,000		0	0
CASH COLLATERAL PROCEEDS	0	825,000	0	825,000	825,000
SALE OF ASSETS	0	0	0	0	0
OTHER (ATTACH LIST)	122	0	0	122	122
TRANSFERS FROM/(TO) DIP ACCTS	0		0	0	0
TRANSFERS TO/(FROM) CCP	4,220	(16,051)	10,067	(1,764)	(1,764)
TOTAL RECEIPTS	$3,041,842	$4,389,081	$250,488	$7,681,411	$7,681,411

DISBURSEMENTS
INVENTORY & COMPONENTS	$—	$998,907	$33,991	$1,032,899	$1,032,899
PAYROLL & TAXES	0	484,712	0	484,712	484,712
TEMPORARY SERVICES	4,220	2,474	14,003	20,696	20,696
EMPLOYEE BENEFITS	51,172	9,989	1,887	63,048	63,048
RENTS	0	10,674	0	10,674	10,674
UTILITIES	0	0	0	0	0
FREIGHT & LOGISTICS	0	124,933	0	124,933	124,933
LEASES	0	0	0	0	0
COMMISSIONS	0	0	0	0	0
SUPPLIES & OTHER	0	53,735	18,194	71,929	71,929
GENERAL INSURANCE	0	0	0	0	0
OTHER	0	9,000	0	9,000	9,000
PRE-PETITION CLAIMS	0	126,514	1,341	127,854	127,854
INTEREST & FEES	0	204,209	0	204,209	204,209
TRANSFERS TO REVOLVING LOC	0	2,228,340	177,132	2,405,472	2,405,472
		0		0	0
	$55,392	$4,253,486	$246,547	$4,555,426	$4,555,426
					0
PROFESSIONAL FEES-Schedule Attached	0	0	0	0	0
U.S. TRUSTEE QUARTERLY FEES	0	0	0	0	0
COURT COSTS	0	0	0	0
TOTAL DISBURSEMENTS	$55,392	$4,253,486	$246,547	$4,555,426	$4,555,426

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$2,986,450	$135,595	$3,941	$3,125,985	$3,125,985

CASH - END OF MONTH	$2,986,450	$2,105,669	$38,839	$5,130,958	$5,130,958

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS				$4,555,426
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)				(2,405,472)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES				0
				$2,149,953.83

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	RABOBANK			BMO Harris
ACCOUNT NO	1166	1167	1168	9460	8357
	Professional Fee				Accounts
ACCOUNT NAME	Escrow	DIP Account	Utility Escrow	UMR Insurance	Payable	Total

CASH BEGINNING OF MONTH	$—	$—	$—	$—	$—	$—

RECEIPTS
COLLECTIONS OF ACCOUNTS RECEIVABLE						0
DIP LOAN PROCEEDS		4,312,500				4,312,500
CASH COLLATERAL PROCEEDS						0
SALE OF ASSETS						0
OTHER (ATTACH LIST)				122		122.20
TRANSFERS FROM CCP					4,219.74	4,219.74
TRANSFERS FROM/(TO) DIP ACCTS	470,000	(620,000)	150,000			0
						0
TOTAL RECEIPTS	$470,000	$3,692,500	$150,000	$122	$4,219.74	$4,316,842

DISBURSEMENTS
INVENTORY & COMPONENTS						0.00
PAYROLL & TAXES						0
TEMPORARY SERVICES					4,219.74	4,220
EMPLOYEE BENEFITS				51,172		51,172
RENTS						0
UTILITIES						0
FREIGHT & LOGISTICS						0
LEASES						0
COMMISSIONS						0
SUPPLIES & OTHER						0
GENERAL INSURANCE						0
OTHER (ATTACH LIST)						0
PRE-PETITION CLAIMS						0
INTEREST & FEES						0
TRANSFERS REVOLVING LOC						0
		1,275,000				1,275,000
	$—	$1,275,000	$—	$51,172	$4,220	$1,330,392

PROFESSIONAL FEES-Schedule Attached						0
U.S. TRUSTEE QUARTERLY FEES						0
COURT COSTS						0
TOTAL DISBURSEMENTS	$—	$1,275,000	$—	$51,172	$4,220	$1,330,392

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$470,000	$2,417,500	$150,000	$(51,050)	$—	$2,986,450

CASH - END OF MONTH	$470,000	$2,417,500	$150,000	$(51,050)	$—	$2,986,450	$—

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	BMO Harris
ACCOUNT NO	8892	8224	2407	8918	9394	9386
				CCP Account	CENTREX
ACCOUNT NAME	Lockbox	Operating	Cash Collateral	Payable	Accounts Payable	Payroll	Total

CASH BEGINNING OF MONTH	$331,295	$171,788	$1,466,991	$—	$—	$—	$1,970,075

RECEIPTS
COLLECTIONS OF ACCOUNTS RECEIVABLE	$2,305,132						2,305,132
TRANSFERS FROM DIP ACCOUNT		1,275,000					1,275,000
CASH COLLATERAL PROCEEDS		825,000					825,000
SALE OF ASSETS							0
OTHER (ATTACH LIST)							0
FUNDS TRANSFER		(1,417,152)		1,024,198		78,214	(16,051)
							0
TOTAL RECEIPTS	$2,305,132	$682,848	$—	$1,024,198	$—	$78,214	$4,389,081

DISBURSEMENTS
INVENTORY & COMPONENTS		$226,074		$772,833			$998,907
PAYROLL & TAXES		107,809		0		78,214	484,712
TEMPORARY SERVICES				2,474			2,474
EMPLOYEE BENEFITS				9,989			9,989
RENTS				10,674			10,674
UTILITIES				0			0
FREIGHT & LOGISTICS				124,933			124,933
LEASES				0			0
COMMISSIONS				0			0
SUPPLIES & OTHER		15,535		38,199			53,735
GENERAL INSURANCE							0
OTHER (ATTACH LIST)		9,000					9,000
PRE-PETITION CLAIMS				126,514			126,514
INTEREST & FEES		204,209					204,209
TRANSFERS REVOLVING LOC	2,228,340						2,228,340
							0.00
	$2,228,340	$562,628	$—	$1,085,616	$—	$78,214	$4,253,486

PROFESSIONAL FEES-Schedule Attached							0
U.S. TRUSTEE QUARTERLY FEES							0
COURT COSTS							0
TOTAL DISBURSEMENTS	$2,228,340	$562,628	$—	$1,085,616	$—	$78,214	$4,253,486

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$76,792	$120,220	$—	$(61,418)	$—	$—	$135,595

CASH - END OF MONTH	$408,087	$292,008	$1,466,991	$(61,418)	$—	$—	$2,105,669	$—

OTHER DISBURSEMENTS
Ordinary Course Professionals		$9,000					$9,000

	$—	$9,000.00		$—	$—	$—	$9,000

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	BMO Harris
ACCOUNT NO	1654		1639	1670
				Account
ACCOUNT NAME	Lockbox	Petty Cash	Operating	Payable	Total

CASH BEGINNING OF MONTH	$34,000	$899	$—	$—	$34,898

RECEIPTS
COLLECTIONS OF ACCOUNTS RECEIVABLE	$240,421				$240,421
DIP LOAN PROCEEDS					0
CASH COLLATERAL PROCEEDS					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS FROM/(TO) OPERATING ACCT			(10,067)	10,067	0
TRANSFERS FROM CCP			10,067		10,067
TOTAL RECEIPTS	240,421	0	0	10,067	$250,488.31

DISBURSEMENTS
INVENTORY & COMPONENTS				$33,991	$33,991
PAYROLL & TAXES				0	0
TEMPORARY SERVICES				14,003	14,003
EMPLOYEE BENEFITS				1,887	1,887
RENTS					0
UTILITIES					0
FREIGHT & LOGISTICS					0
LEASES					0
COMMISSIONS					0
SUPPLIES & OTHER				18,194	18,194
GENERAL INSURANCE					0
OTHER (ATTACH LIST)					0
PRE-PETITION CLAIMS				1,341	1,341
INTEREST & FEES					0
TRANSFERS REVOLVING LOC	177,132				177,132

	$177,132	$—	$—	$69,416	$246,547

PROFESSIONAL FEES-Schedule Attached					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	$177,132	$—	$—	$69,416	$246,547

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$63,289	$—	$—	$(59,348)	$3,941

CASH - END OF MONTH	$97,289	$899	$—	$(59,348)	$38,839	$—

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS

Robert W. Zimmer hereby declares under penalty of perjury:

1.

I am the Chief Financial Officer of Katy Industries, Inc., one of the debtors in these chapter 11 cases (the “Debtors”). In that capacity, I am familiar with the day-to-day operations, business affairs, and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors.

2.

All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion.

3.	To the best of my knowledge, the Debtors’ bank balances as of May 27, 2017, have been reconciled in an accurate and timely manner.

Dated: June 30, 2017	Respectfully submitted,

/s/ Robert W. Zimmer
By: Robert W. Zimmer
Title: Chief Financial Officer

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (JKC)
Debtors	Reporting Period: Petition Date to May 26, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Expenses

DLA Piper LLP			Katy Industries, Inc			$—	$—	$—
Lincoln International LLC			Katy Industries, Inc			$—	$—	$—
SierraConstellation Partners LLC			Katy Industries, Inc			0	$—	$—
Sitrick and Company			Katy Industries, Inc			0	$—	$—
JND Corporate Restructuring			Katy Industries, Inc			0	$—	$—

						0	$—	$—

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (JKC)
Debtors	Reporting Period: Petition Date to May 26, 2017

Schedule of Bank Reconciliations

					Less -
		Account		Balance per	Outstanding		Balance per
Company	Bank	Number	Account Name	Bank	Checks	Amount	General Ledger

Katy Industries, Inc.
			Professional Fee
	Rabobank	1166	Escrow	$470,000			$470,000
	Rabobank	1167	DIP Account	2,417,500			2,417,500
	Rabobank	1168	Utility Escrow	150,000			150,000
				$3,037,500	$—	$—	$3,037,500

	BMO Harris	9460	UMR Insurance	122	(51,050)	(122)	(51,050)
	BMO Harris	8357	Accounts Payable	0	0		0
				$122	$(51,050)	$(122)	$(51,050)
				$3,037,622	$(51,050)	$(122)	$2,986,450

Continental Commercial Products, LLC
	BMO Harris	8224	Operating Account	$292,008			$292,008
	BMO Harris	2407	Cash Collateral	1,466,991			1,466,991
	BMO Harris	8892	Lockbox	408,087			408,087
	BMO Harris	8918	Accounts Payable	0	(61,418)		(61,418)
	BMO Harris	9386	Payroll	0			0
	BMO Harris	9394	Accounts Payable	0			0
	BMO Harris	9452	Payroll	0			0
				$2,167,087	$(61,418)	$—	$2,105,669

Fort Wayne Plastics, Inc
	BMO Harris	1639	Operating Account	$—			$—
	BMO Harris	1654	Lockbox	97,289			97,289
	BMO Harris	1670	Accounts Payable	0	(59,348)		(59,348)
	Petty Cash			899			899
				$98,187	$(59,348)	$—	$38,839

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

		Cumulative
	Period	Filing to Date
REVENUES
Net sales	$2,571,565	$2,571,565
Cost of Goods Sold	2,427,665	2,427,665
Gross Margin	$143,900	$143,900
Selling & Administration
Selling Expenses	$150,642	$150,642
Administrative Expenses	477,442	477,442
Total Selling & Administrative Expense	$628,084	$628,084
Operating Profit/(Loss)	$(484,184)	$(484,184)
Non-operating (Income)/expense
Interest Expense	$512,890	$512,890
Interest Income	0	0
Other (Income)/Expense	(4,702)	(4,702)
Total non-operating	$508,188	$508,188
Net Profit (Loss) Before Reorganization Items	$(992,372)	$(992,372)
REORGANIZATION ITEMS
Professional Fees	$—	$—
U. S. Trustee Quarterly Fees	0	0
Gain (Loss) from Sale of Equipment	0	0
Other Reorganization Expenses	52,940	52,940
Total Reorganization Expenses	$52,940	$52,940
Income Taxes	0	0
Net Income/(Loss)	$(1,045,312)	$(1,045,312)

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)

			17-11101	17-11102	See MOR-2b
				Continental	Consolidated Fort
			Katy Industries,	Commercial	Wayne Holdings,
Case No:	Consolidated	Eliminations	Inc	Products, LLC	Inc
REVENUES
Net Sales	$2,571,565	$(106,567)	$—	$2,362,406	$315,726
Cost of Goods Sold	2,427,665	(106,567)		2,305,242	228,990
Gross Margin	$143,900	$—	$—	$57,164	$86,736
Selling & Administration
Selling expense	$150,642			$148,044	$2,598
Administrative Expense	477,442		139,134	299,828	38,480
Total Selling & Administrative Expense	$628,084	$—	$139,134	$447,872	$41,078
Operating Profit/(Loss)	$(484,184)	$—	$(139,134)	$(390,708)	$45,658
Non-operating (Income)/expense
Interest Expense	$512,890			$512,890	$—
Interest Income	0				0
Other (Income)/Expense	(4,702)			(4,702)	0
Total non-operating	508,188	0	0	508,188	$—
Net Profit (Loss) Before Reorganization Items	$(992,372)	$—	$(139,134)	$(898,896)	$45,658
REORGANIZATION ITEMS
Professional Fees	$—				$—
U. S. Trustee Quarterly Fees	0				0
Gain (Loss) from Sale of Equipment	0				0
Other Reorganization Expenses	52,940		50,000	2,940	0
Total Reorganization Expenses	$52,940	$—	$50,000	$2,940	$—
Income Taxes	0	0	0	0	0
Net Income/(Loss)	$(1,045,312)	$—	$(189,134)	$(901,836)	$45,658

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

CONSOLIDATING STATEMENT OF OPERATIONS-FORT WAYNE HOLDINGS, Inc. & SUBSIDIARY

(Unaudited)

			17-11103	17-11104
	Consolidated Fort
	Wayne Holdings,		Fort Wayne	Fort Wayne
Case No:	Inc	Eliminations	Holdings, Inc.	Plastics, Inc.
REVENUES
Net Sales	$315,726	$—	$—	$315,726
Cost of Sales	228,990	0	0	228,990
Gross Margin	$86,736	$—	$—	$86,736
Selling & Administration
Selling Expense	$2,598			$2,598
Administrative Expense	38,480			38,480
Total Selling & Administrative Expense	$41,078	$—	$—	$41,078
Operating Profit/(Loss)	$45,658	$—	$—	$45,658
Non-operating (Income)/expense
Interest Expense	$—
Interest Income	0
Other (Income)/Expense	0
Total non-operating	$—	$—	$—	$—
Net Profit (Loss) Before Reorganization Items	$45,658	$—	$—	$45,658
REORGANIZATION ITEMS
Professional Fees	$—
U. S. Trustee Quarterly Fees	0
Gain (Loss) from Sale of Equipment	0
Other Reorganization Expenses	0
Total Reorganization Expenses	$—	$—	$—	$—
Income Taxes	0	0	0	0
Net Income/(Loss)	$45,658	$—	$—	$45,658

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

CONSOLIDATING STATEMENT OF OPERATIONS-INACTIVE SUBSIDIARIES (Unaudited)

		17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
Case No:	Inactive Subsidiaries	Wabash Holding Corp	Katy Teweh, Inc.	Wll, Inc.	TTI, Holdings	GCW, Inc.	Hermann Lowenstein Inc.	American Gage & Machining Company	WP Liquidating Corp	Ashford Holding Corp	HPMI, Inc.
REVENUES
Net Sales	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
COST OF GOODS SOLD
Cost of Sales	0	0	0	0	$—	$—	$—	$—	$—	$—	$—
Gross Margin	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Selling & Administration
Selling Expense	$—
Administrative Expense	0
Total Selling & Administrative Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Operating Profit/(Loss)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Non-operating (Income)/expense
Interest Expense	$—
Interest Income	0
Other (Income)/Expense	0
Total non-operating	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Profit (Loss) Before Reorganization Items	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
REORGANIZATION ITEMS
Professional Fees	$—
U.S. Trustee Quarterly Fees	0
Gain (Loss) from Sale of Equipment	0
Other Reorganization Expenses	0
Total Reorganization Expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Income Taxes	0	0	0	0	0	0	0	0	0	0	0
Net Income/(Loss)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

CONSOLIDATED BALANCE SHEET (Unaudited)

		Petition
	26-May-17	Date
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$5,130,958	$2,004,972
Accounts Receivable (Net)	7,437,144	7,879,871
Notes Receivable	0	0
Inventories, net	6,607,509	6,711,037
Prepaid Expenses	1,192,726	414,869
Net Inter-company accounts	216,918	174,499
Other Current Assets (attach schedule)	681,341	580,435
TOTAL CURRENT ASSETS	$21,266,596	$17,765,683
PROPERTY AND EQUIPMENT
Land and improvements	$285,129	$285,129
Buildings and improvements	6,897,720	6,897,720
Machinery and equipment	44,696,063	44,706,564
Less Accumulated Depreciation	(36,620,417)	(36,533,567)
TOTAL PROPERTY & EQUIPMENT	$15,258,495	$15,355,846
OTHER ASSETS
Goodwill, net	$24,284,326	$24,318,535
Lease Deposits	200,449	200,449
Notes Receivable	609,597	608,519
Other intangible assets, net	7,906,749	7,785,688
Investment in unconsolidated subsidiaries	18,966,005	18,966,005
TOTAL OTHER ASSETS	$51,967,126	$51,879,196
TOTAL ASSETS	$88,492,217	$85,000,725

LIABILITIES AND OWNER EQUITY
LIABILITIES
Current Liabilities
Accounts Payable	$21,820,754	$21,369,781
Accrued Expenses	7,886,718	7,169,231
Accrued Compensation	676,546	657,737
Accrued Interest	122,528	52,885
TOTAL CURRENT LIABILITIES	$30,506,546	$29,249,634
SECURED DEBT
Revolver	$16,146,834	$13,019,108
Senior Term Notes	6,510,000	6,510,000
Subordinated Debt	36,876,828	36,718,401
Capital Leases	351,447	351,447
Shareholder Notes	323,529	321,168
Total Secured Debt	$60,208,638	$56,920,124
NON-CURRENT LIABILITIES
Post retirement benefits	$1,434,147	$1,203,156
Deferred Compensation	502,414	499,624
Deferred taxes	122,000	122,000
GAAP Lease Obligations	5,600,708	5,843,111
TOTAL NON-CURRENT LIABILITIES	$7,659,269	$7,667,891
TOTAL LIABILITIES	$98,374,453	$93,837,649

SHAREHOLDERS EQUITY
Convertible Preferred Stock	$108,256,190	$108,256,190
Common Stock	9,822,204	9,822,204
Additional Paid-In Capital	31,148,825	31,148,825
Accumulated other comprehensive loss	(651,660)	(651,660)
Retained Earnings - Pre-Petition	(135,975,781)	(135,975,781)
Retained Earnings - Postpetition	(1,045,312)	0
Treasury Stock	(21,436,702)	(21,436,702)
TOTAL SHAREHOLDERS EQUITY	$(9,882,236)	$(8,836,924)
TOTAL LIABILITIES AND OWNERS’ EQUITY	$88,492,217	$85,000,725
	0	0

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)

Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of May 26, 2017

			17-11101	17-11102	See MOR-3b	See MOR-3c
				Continental	Consolidated Fort
			Katy Industries,	Commercial	Wayne Holdings,	Inactive
	Consolidated	Eliminations	Inc	Products, LLC	Inc	Subsidiaries

ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$5,130,958		$2,986,450	$2,105,669	$38,839	$—
Accounts Receivable (Net)	7,437,144			6,268,522	1,168,622	0
Notes Receivable	0				0	0
Inventories, net	6,607,509			5,093,802	1,513,707	—
Prepaid Expenses	1,192,726		183,579	814,897	194,250	—
Net Inter-company accounts	216,918		(96,020,947)	(40,651,670)	1,484,715	135,404,820
Other Current Assets (attach schedule)	681,341		466,242	215,099	0	—
TOTAL CURRENT ASSETS	21,266,596	0	(92,384,676)	(26,153,681)	4,400,133	$135,404,820
PROPERTY AND EQUIPMENT
Land and improvements	$285,129				$285,129	$—
Buildings and improvements	6,897,720		208,362	3,591,087	3,098,271	0
Machinery and equipment	44,696,063			37,216,477	7,479,586	—
Less Accumulated Depreciation	(36,620,417)		(51,549)	(30,436,557)	(6,132,311)	—
TOTAL PROPERTY & EQUIPMENT	$15,258,495	$—	$156,813	$10,371,007	$4,730,675	$—
OTHER ASSETS
Goodwill, net	$24,284,326			$21,728,322	$2,556,004	$—
Lease Deposits	200,449			200,449	0	—
Notes Receivable	609,597			609,597	0	—
Other intangible assets, net	7,906,749			4,406,431	3,457,410	42,908
Investment in unconsolidated subsidiaries	18,966,005	(114,368,517)	120,385,855	12,948,667	0	—
TOTAL OTHER ASSETS	$51,967,126	$(114,368,517)	$120,385,855	$39,893,466	$6,013,414	$42,908

TOTAL ASSETS	$88,492,217	$(114,368,517)	$28,157,992	$24,110,792	$15,144,222	$135,447,728

LIABILITIES AND OWNER EQUITY
LIABILITIES
Current Liabilities
Accounts Payable	$21,820,754	$—	$1,024,879	$18,282,688	$2,513,187	$—
Accrued Expenses	7,886,718		3,983,676	3,478,629	28,336	396,077
Accrued Compensation	676,546		84,930	466,510	125,106	—
Accrued Interest	122,528			122,528	—	—
TOTAL CURRENT LIABILITIES	$30,506,546	$—	$5,093,485	$22,350,355	$2,666,629	$396,077
Debt
Revolver	$16,146,834			$16,146,834	$—	$—
Senior Term Notes	6,510,000			6,510,000	0	0
Subordinated Debt	36,876,828			36,876,828	—	—
Capital Leases	351,447			351,447	—	—
Shareholder Notes	323,529			323,529	—	—
Total Debt	$60,208,638	$—	0	$60,208,638	$—	$—
NON-CURRENT LIABILITIES
Post retirement benefits	$1,434,147		$1,046,935		$—	387,212
Deferred Compensation	502,414		502,414		—	—
Deferred taxes	122,000		(2,317,507)		2,439,507	—
GAAP Lease Obligations	5,600,708			5,600,708	—	—
TOTAL NON-CURRENT LIABILITIES	$7,659,269	$—	$(768,158)	$5,600,708	$2,439,507	$387,212

TOTAL LIABILITIES	$98,374,453	$—	$4,325,327	$88,159,701	$5,106,136	$783,289

SHAREHOLDERS EQUITY
Convertible Preferred Stock	$108,256,190	$(5,152,000)	$108,256,190	$—	$—	$5,152,000
Common Stock	9,822,204	(1,201,001)	9,822,204	—	1	1,201,000
Additional Paid-In Capital	31,148,825	(233,905,538)	31,148,825	165,188,290	10,774,275	57,942,973
Accumulated other comprehensive loss	(651,660)		(80,944)		—	(570,716)
Retained Earnings - Pre-Petition	(135,975,781)	125,890,022	(103,687,774)	(228,335,363)	(781,848)	70,939,182
Retained Earnings - Postpetition	(1,045,312)		(189,134)	(901,836)	45,658	—
Treasury Stock	(21,436,702)		(21,436,702)		—	—
TOTAL SHAREHOLDERS EQUITY	$(9,882,236)	$(114,368,517)	$23,832,665	$(64,048,909)	$10,038,086	$134,664,439

TOTAL LIABILITIES AND OWNERS’ EQUITY	$88,492,217	$(114,368,517)	$28,157,992	$24,110,792	$15,144,222	$135,447,728
	$(0)	$—	$—	$—	$(0)	$—

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of May 26, 2017

	Consolidating Fort Wayne Holdings, Inc.
	Consolidated Fort		17-11103	17-11104
	Wayne Holdings,		Fort Wayne	Fort Wayne
	Inc	Eliminations	Holdings, Inc.	Plastics, Inc.
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$38,839			$38,839
Accounts Receivable (Net)	1,168,622			1,168,622
Notes Receivable	0
Inventories, net	1,513,707			1,513,707
Prepaid Expenses	194,250			194,250
Net Inter-company accounts	1,484,715			1,484,715
Other Current Assets (attach schedule)	0
TOTAL CURRENT ASSETS	$4,400,133	$—	$—	$4,400,133
PROPERTY AND EQUIPMENT
Land and improvements	$285,129			$285,129
Buildings and improvements	3,098,271			3,098,271
Machinery and equipment	7,479,586			7,479,586
Less Accumulated Depreciation	(6,132,311)			(6,132,311)
TOTAL PROPERTY & EQUIPMENT	$4,730,675	$—	$—	$4,730,675
OTHER ASSETS
Goodwill, net	$2,556,004			$2,556,004
Lease Deposits
Notes Receivable
Other intangible assets, net	3,457,410			3,457,410
Investment in unconsolidated subsidiaries	0	-10,774,276	10,774,276
TOTAL OTHER ASSETS	$6,013,414	$(10,774,276)	$10,774,276	$6,013,414
TOTAL ASSETS	$15,144,222	$(10,774,276)	$10,774,276	$15,144,222

LIABILITIES AND OWNER EQUITY
LIABILITIES
Current Liabilities
Accounts Payable	$2,513,187	$—		$2,513,187
Accrued Expenses	28,336			28,336
Accrued Compensation	125,106			125,106
Accrued Interest	0
TOTAL CURRENT LIABILITIES	$2,666,629	$—	$—	$2,666,629
NON-CURRENT LIABILITIES
Deferred taxes	2,439,507			2,439,507
TOTAL NON-CURRENT LIABILITIES	$2,439,507	$—	$—	$2,439,507
TOTAL LIABILITIES	5,106,136	—	—	5,106,136
SHAREHOLDERS EQUITY
Convertible Preferred Stock	$—	$—	$—	$—
Common Stock	1	(0)	1	0
Additional Paid-In Capital	10,774,275		10,774,275
Accumulated other comprehensive loss	—	(10,774,276)		10,774,276
Retained Earnings - Pre-Petition	(781,848)			(781,848)
Retained Earnings - Postpetition	45,658			45,658
Treasury Stock	—
TOTAL SHAREHOLDERS EQUITY	$10,038,086	$(10,774,276)	$10,774,276	$10,038,086
TOTAL LIABILITIES AND OWNERS’ EQUITY	$15,144,222	$(10,774,276)	$10,774,276	$15,144,222
	(0)	(0)	—	(0)

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (KJC)
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of May 26, 2017

			17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
									American Gage &
	Inactive		Wabash Holding					Hermann	Machining	WP Liquidating	Ashford Holding
	Subsidiaries	Eliminations	Corp	Katy Teweh, Inc	WII, Inc	TTI, Holdings	GCW, Inc.	Lowenstein Inc.	Company	Corp	Corp	HPMI, Inc.
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—
Accounts Receivable (Net)	0
Notes Receivable	0
Inventories, net	0
Prepaid Expenses	0
Net Inter-company accounts	135,404,820		3,578,827	-28,847,177	71,480,092	6,119,575	23,036,075		25,972,861	-1,181,538	23,286,555	11,959,550
Other Current Assets (attach schedule)	0
TOTAL CURRENT ASSETS	135,404,820		3,578,827	(28,847,177)	71,480,092	6,119,575	23,036,075	—	25,972,861	(1,181,538)	23,286,555	11,959,550
PROPERTY AND EQUIPMENT
Land and improvements	$—
Buildings and improvements	0.00
Machinery and equipment	0.00
Less Accumulated Depreciation	0.00
TOTAL PROPERTY & EQUIPMENT	$—		$—	$—	$—	—	—	—	—	—	—	—
OTHER ASSETS
Goodwill, net	0
Lease Deposits
Notes Receivable
Other intangible assets, net	42,908						42,908
Investment in unconsolidated subsidiaries	0	-4,938,037			6,119,575				(1,181,538)
TOTAL OTHER ASSETS	$42,908	$(4,938,037)	$—	$—	$6,119,575	$—	$42,908	$—	$(1,181,538)	$—	$—	$—

TOTAL ASSETS	$135,447,728	$(4,938,037)	$3,578,827	$(28,847,177)	$77,599,667	$6,119,575	$23,078,983	$—	$24,791,323	$(1,181,538)	$23,286,555	$11,959,550

LIABILITIES AND OWNER EQUITY
LIABILITIES
Current Liabilities
Accounts Payable	0		0	0	0	—	—	—	—	—	—	—
Accrued Expenses	396,077								396,077
Accrued Compensation	—
Accrued Interest	—
TOTAL CURRENT LIABILITIES	$396,077		$—	$—	$—	—	—	—	396,077	—	—	—
NON-CURRENT LIABILITIES
Post retirement benefits	387,212		305,792		31,438				49,982
Deferred Compensation	—
Deferred taxes	—
GAAP Lease Obligations	—
	—

TOTAL NON-CURRENT LIABILITIES	$387,212	$—	$305,792	$—	$31,438	$—	$—	$—	$49,982	$—	$—	$—

TOTAL LIABILITIES	$783,289	$—	$305,792	$—	$31,438	$—	$—	$—	$446,059	$—	$—	$—

SHAREHOLDERS EQUITY
Convertible Preferred Stock	$5,152,000		$1,000	$1,000	$—	$—	$—	$—	$2,650,000	$—	$2,500,000	$—
Common Stock	1,201,000	(500,000)							200,000	500,000	1,000,000	1,000
Additional Paid-In Capital	57,942,973	(7,782,135)	6,134,502		44,102,184	7,782,135			6,275,443		1,236,128	194,716
Accumulated other comprehensive loss	(570,716)		(397,537)		(56,432)		(116,747)
Retained Earnings - Pre-Petition	70,939,182	3,344,098	(2,464,930)	(28,848,177)	33,522,477	(1,662,560)	23,195,730		15,219,821	(1,681,538)	18,550,427	11,763,834
Retained Earnings - Postpetition	—
Treasury Stock	—
TOTAL SHAREHOLDERS EQUITY	$134,664,439	$(4,938,037)	$3,273,035	$(28,847,177)	$77,568,229	$6,119,575	$23,078,983	$—	$24,345,264	$(1,181,538)	$23,286,555	$11,959,550

TOTAL LIABILITIES AND OWNERS’ EQUITY	$135,447,728	$(4,938,037)	$3,578,827	$(28,847,177)	$77,599,667	$6,119,575	$23,078,983	$—	$24,791,323	$(1,181,538)	$23,286,555	$11,959,550
	—	—	—	—	—	—	—	—	—	—	—	—

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

STATUS OF POSTPETITION TAXES

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	$—	$53,013	$53,013	5/19/17 & 5/26/17	Payroll Service	$—
FICA-Employee	0	34,391	34,391	5/19/17 & 5/26/17	Payroll Service	0
FICA-Employer	0	34,391	34,391	5/19/17 & 5/26/17	Payroll Service	0
Unemployment	0	335	335	5/19/17 & 5/26/17	Payroll Service	0
Income	0					0
Other:	0					0
Total Federal Taxes	$—	$122,130	$122,130			$—
State and Local
Withholding	$—	$16,881	$16,881	5/19/17 & 5/26/17	Payroll Service	$—
Sales	0					0
Excise	0					0
Unemployment	0	5,718	5,718	5/19/17 & 5/26/17	Payroll Service	0
SDI/UC	0	3	3	5/19/17 & 5/26/17	Payroll Service
Real Property	0					0
Personal Property	0					0
Other:	0					0
Total State and Local	$—	$22,602	$22,602			$—
Total Taxes	$—	$144,732	$144,732			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Katy Industries, Inc.	0					$—
Continental Commercial Products, LLC	15,777					15,777
Fort Wayne Plastics, lnc.	50,799					50,799
Total Postpetition Debts	66,575	0	0	0	0	$66,575

Copies of Accounts Payable Agings are annexed

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: Petition Date to May 26, 2017

Schedule of Payroll Taxes Withheld and Payments

Entity	CCP	CCP	CCP	KATY	CCP	CCP	CCP	CCP	KATY-WJS	FWP	Total
Payroll ID	101	20C	231	23X	101	20C	231	232	23W
Location	Tiffin	Jeff City	St. Louis	St. Louis	Tiffin	Jeff City	St. Louis	St. Louis	Texas
Period Ending	5/13/2017	5/13/2017	5/13/2017	5/27/2017	5/20/2017	5/20/2017	5/20/2017	5/27/2017	5/27/2017	5/20/2017
Frequency	Weekly	Weekly	Weekly	Bi-Weekly	Weekly	Weekly	Weekly	Bi-Weekly	Bi-Weekly	Bi-Weekly
Payroll Paid date	5/19/2017	5/19/2017	5/19/2017	5/26/2017	5/26/2017	5/26/2017	5/26/2017	5/26/2017	5/26/2017	5/26/2017
Tax Deposit date	5/19/2017	5/19/2017	5/19/2017	5/26/2017	5/26/2017	5/26/2017	5/26/2017	5/26/2017	5/26/2017	5/26/2017

Federal Payroll Taxes
WITHHOLDING	$3,423	$4,053	$205	$3,775	$2,705	$3,743	$777	$23,775	$100	$10,456	$53,013
EE-SSEC	2,420	2,883	155	125	2,042	2,763	460	10,337	87	6,426	27,698
EE-MDCR	566	674	36	245	478	646	108	2,417	20	1,503	6,694
ER-SSEC	2,420	2,884	155	125	2,042	2,763	460	10,337	87	6,426	27,698
ER-MDCR	566	674	36	245	478	646	108	2,417	20	1,503	6,694
	$9,395	$11,169	$587	$4,516	$7,744	$10,562	$1,912	$49,282	$314	$26,314	$121,795
FUTA	51	72	0	0	32	72	0	12	0	96	335
Total Federal	$9,446	$11,241	$588	$4,516	$7,776	$10,634	$1,912	$49,295	$314	$26,410	$122,130
State & Local
GA-SWT								52			52
IN-SUTA										1,185	1,185
IN-SWT										3,203	3,203
IN-LOCAL										1,340	1,340
MO-SUTA		1,583	92	0		1,674	86	286			3,721
MO-SWT		1,221	62	67		1,079	246	6,250			8,925
MO-Local								126			126
NC-SWT								114			114
OH-SWT	803				649			297			1,749
OH-SUTA	490				322						812
OH-LOCAL	546				473			149			1,168
PA-SWT								128			128
PA-LOCAL								76			76
PA-SDI/UC								3			3
	$1,839	$2,804	$154	$67	$1,444	$2,753	$332	$7,482	$—	$5,727	$22,602
Total Payroll Taxes	$11,285	$14,044	$742	$4,583	$9,220	$13,387	$2,244	$56,777	$314	$32,137	$144,732
State & Local by Type
SWT	$803	$1,221	$62	$67	$649	$1,079	$246	$6,841	$—	$3,203	$14,170
LWT	546	0	0	0	473	0	0	352	0	1,340	2,711
SUTA	490	1,583	92	0	322	1,674	86	286	0	1,185	5,718
SDI-UC	0	0	0	0	0	0	0	3	0	0	3
Total State & Local	$1,839	$2,804	$154	$67	$1,444	$2,753	$332	$7,482	$—	$5,727	$22,602

Continental Commercal Products, LLC
Post-Petition Accounts Payable
As of 5/26/2017

Vendor	INVC#	INVOICE DATE	INVOICE DUE DATE	Amount
AMERIGAS	3065037543	05/16/17	5/26/2017	89.82
AMERIGAS	3065111795	05/18/17	5/28/2017	282.39
CERIDIAN EMPLOYER SERVICE	36221537	05/16/17	6/15/2017	294.87
CERIDIAN EMPLOYER SERVICE	36221538	05/16/17	6/15/2017	188.14
CERIDIAN EMPLOYER SERVICE	36222284	05/17/17	6/16/2017	142.87
CERIDIAN EMPLOYER SERVICE	36222285	05/17/17	6/16/2017	33.21
CERIDIAN EMPLOYER SERVICE	36222286	05/17/17	6/16/2017	213.80
CERIDIAN EMPLOYER SERVICE	36222291	05/17/17	6/16/2017	219.42
CERIDIAN EMPLOYER SERVICE	36223373	05/19/17	6/18/2017	188.14
CERIDIAN EMPLOYER SERVICE	36223374	05/19/17	6/18/2017	363.66
CERIDIAN EMPLOYER SERVICE	36223375	05/19/17	6/18/2017	343.30
FORKLIFTS OF CENTRAL MO	156335	05/15/17	6/14/2017	70.00
FORKLIFTS OF CENTRAL MO	156375	05/16/17	6/15/2017	151.68
FORKLIFTS OF CENTRAL MO	160811	05/17/17	6/16/2017	388.26
JACKSON OIL & SOLVENTS	052517	05/25/17	6/24/2017	9.00
RAYMOND LEASING CORP	4105316	05/08/17	6/7/2017	649.79
TOYOTA FINANCIAL SERVICES	4001863398	05/15/17	6/14/2017	288.84
TOYOTA FINANCIAL SERVICES	4001863401	05/15/17	6/14/2017	518.64
UNITED PARCEL SERVICE	V25456207	05/20/17	5/30/2017	7,649.78
UNITED PARCEL SERVICE	V9040F207	05/20/17	5/30/2017	27.45
UNITED PARCEL SERVICE	1 E0827207	05/20/17	5/30/2017	126.34
UNITED PARCEL SERVICE	679621207	05/20/17	5/30/2017	529.03
UNITED PARCEL SERVICE	7E218R207	05/20/17	5/30/2017	27.45
UNITED PARCEL SERVICE	9R78V8207	05/20/17	5/30/2017	29.58
UNITED PARCEL SERVICE	V259W4207	05/20/17	5/30/2017	2,926.37
UPS SUPPLY CHAIN	1174337677	05/17/17	5/27/2017	24.73
				$15,776.56

Fort Wayne Plastics, Inc.

Post-Petition Accounts Payable Listing

As of 26-May-17

Vendor #	Vendor Name	Invoice	Invoice Date	Due Date	Amount
00051077	Action Equipment Sales	17-04982	5/19/2017	6/18/2017	3,124.40
1014	Allen Business Machin XXXXXX	298948	5/22/2017	6/21/2017	48.40
16038	Bosch Automotive S XXXXXX	rebate5.26.17	5/26/2017	7/20/2017	395.39
00050943	Delta Dental	1498101	6/1/2017	6/5/2017	1,850.42
6010	Fastenal Company	ppd73547	5/26/2017	5/26/2017	22.02
17018	Forge	78488-cm	5/25/2017	6/25/2017	-292.50
00050631	Inside Edge Network	1690-1	5/1/2017	6/1/2017	958.06
00050644	Jenkins, Darrell	exp052717	5/27/2017	6/3/2017	15.99
11004	LPFP	1706	5/26/2017	6/1/2017	1,454.44
00050601	Power Components	362198-1	5/22/2017	6/6/2017	680.07
00050601	Power Components	362382-1	5/23/2017	6/7/2017	273.72
00051063	Praxair	77349571	5/16/2017	6/15/2017	134.69
00051063	Praxair	77360166	5/17/2017	6/16/2017	547.30
00051063	Praxair	77359944	5/17/2017	6/16/2017	258.43
00051063	Praxair	77372023	5/18/2017	6/17/2017	200.79
00051063	Praxair	77396050	5/20/2017	6/19/2017	161.73
00051063	Praxair	77413392-1	5/22/2017	6/21/2017	157.29
00051063	Praxair	77491687	5/23/2017	6/22/2017	455.25
00051063	Praxair	77492941	5/23/2017	6/22/2017	140.18
00051063	Praxair	77535882	5/26/2017	6/25/2017	295.15
9510	The Lincoln National XXXXXX	051517	5/15/2017	6/1/2017	999.81
17035	Toyota	4001855689	5/8/2017	6/1/2017	474.45
00051008	United Healthcare	43478867	5/12/2017	6/1/2017	37,561.99
00051067	Wildman Uniforms	1398409	5/18/2017	6/18/2017	385.93
00051067	Wildman Uniforms	1402164	5/25/2017	6/25/2017	495.20
					$50,798.60

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al .	Case No. 17-11101 (KJC)
Debtors
Reporting Period: Petition Date to May 26, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

		Continental
		Commercial	Fort Wayne
	Consolidated	Products, LLC	Plastics, Inc
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$8,904,295	$7,748,171	$1,156,124
+ Amounts billed during the period	2,716,455	2,458,873	257,581
- Amounts collected during the period	(2,531,734)	(2,298,454)	(233,280)
+/- Adjustments	(684,369)	(681,771)	(2,598)
Total Accounts Receivable at the end of the reporting period	$8,404,647	$7,226,818	$1,177,828

Accounts Receivable Aging from invoice date
0 - 30 days old	$4,816,563	$4,221,045	$595,518
31 - 60 days old	1,700,261	1,375,606	324,655
61 - 90 days old	588,122	464,532	123,590
91+ days old	1,299,701	1,165,635	134,066
Total Accounts Receivable	$8,404,646	$7,226,818	$1,177,828
Amount considered uncollectible (Bad Debt)	(967,502)	(958,296)	(9,206)
Accounts Receivable (Net)	$7,437,144	$6,268,522	$1,168,622

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes/No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	No
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	Yes
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes

5.              Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes